EXHIBIT 99.1

NEWS RELEASE – For Immediate Distribution

Body and Mind Inc. Provides Construction and Corporate Update

VANCOUVER, B.C., CANADA (March 2, 2020)
– Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the
“Company”
or
“BaM”
) a multi-state operator, is pleased to update shareholders on its progress in San Diego and Arkansas as well as other corporate matters.

San Diego

BaM has substantially completed construction at the San Diego dispensary located in Miramar, San Diego. The Company has recently completed paving of the 30+ stalls parking lot as well as landscaping and exterior upgrades. Hiring is complete with training underway and the Company has commenced ordering inventory. A final building inspection has been arranged for the first week of March and the Company anticipates opening the dispensary before the end of March, pending local and state approvals. Updated construction images can be viewed at http://bamcannabis.com/body-and-mind-construction-update/

Arkansas

Construction of the dispensary is progressing well with interior and exterior work, including millwork installation and landscaping, substantially complete. Staffing is well underway and a state inspection is scheduled for the second week of March 2020. Updated images can be viewed at http://bamcannabis.com/body-and-mind-construction-update/

Corporate Matters

The Company wishes to announce that Trip Hoffman has been appointed to the board of directors of the Company.

“Trip has been a significant driver for our growth and has elevated our team to bring Body and Mind to the next level”, stated Michael Mills, President and Interim CEO at BaM. “Trip’s years of experience running Colorado cultivation facilities and dispensary operations have been integral to our operations as we expand the premium Body and Mind brand into multiple states.”

Mr. Hoffman is currently the Chief Operating Officer of BaM, was the past co-owner of a Colorado licensed marijuana cultivation facility and was previously the CEO of a Colorado licensed cultivation and dispensary company. As an operations-efficiency specialist in the cannabis space, Mr. Hoffman has significantly improved the bottom lines of several cannabis businesses through reducing expenses, increasing production and improving product quality to the highest standards. Mr. Hoffman has also worked as a consultant in the cannabis industry for numerous years, focusing on workflow, facility optimization, and new business development.

Prior to the cannabis space, Mr. Hoffman spent more than 20 years in the Financial Technology & Services industry in roles ranging from CEO, Risk Manager, to Market Maker. Mr. Hoffman has also been involved as a co-founder in more than a half-dozen start-ups throughout his career. Mr. Hoffman holds a PhD in physics from Purdue University and studied at Cornell University and Northwestern University during his education.

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“I am very pleased to be joining the board of directors at Body and Mind as the business enters an exciting phase of significant expansion,” stated Mr. Hoffman.” We have a very talented team of experienced leaders within our operations and I look forward to contributing my operational and strategic expertise at the board level.”

The Company’s board of directors awarded 250,000 incentive stock options to Mr. Hoffman, in accordance with the Company's stock option plan, at an exercise price of CAD$0.405 per share for a term of five years expiring on March 1, 2025. The options are subject to vesting provisions such that 25 percent of the options vest six months from the date of grant, 25 percent of the options vest 12 months from the date of grant, 25 percent of the options vest 18 months from the date of grant and 25 percent of the options vest 24 months from the date of grant.

In addition, the Company announces that Robert Hasman has resigned as a board member and will continue to work with the Company as a consultant.

"On behalf of the directors, officers and shareholders of Body and Mind, I would like to extend our appreciation to Mr. Hasman for his significant contributions as a board member. Robert’s vision as a founder of NMG Nevada and early entrant into the industry has created ongoing opportunities for Body and Mind. Robert has been instrumental in winning licenses, building a strong brand and creating a team of cannabis professionals. Robert’s industry experience has been instrumental to growing the Company while focusing on the bottom line. I look forward to Robert’s continued involvement with the Company," stated Michael Mills.

About Body and Mind Inc.
BaM is a publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com for more information.
Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills
President
Tel: 800-361-6312
ir@bamcannabis.com

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Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement
Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

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